UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2008

NBTY, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-31788	11-2228617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Smithtown Avenue
Ronkonkoma, New York	11779
(Address of Principal Executive Offices)	(Zip Code)

(631) 567-9500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.                                    REGULATION FD DISCLOSURE.

On September 17, 2008 NBTY, Inc. (“NBTY”) announced it has acquired all of the issued share capital of Julian Graves Limited, UK’s largest independent specialty natural food and ingredients retailer for approximately $25 million USD. Julian Graves has a network of 350 stores nationwide with annual sales of approximately $120 million USD.

NBTY issued a press release on September 17, 2008, which announced the completion of this acquisition. A copy of the Press Release is filed as Exhibit 99.1.

ITEM 9.01.                                    FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

99.1 Press release issued by NBTY, Inc., dated September 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2008

NBTY, INC.

By:

/s/

Harvey Kamil

Harvey Kamil
President and Chief Financial Officer